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                                                                  EXECUTION COPY

                          TAX INDEMNIFICATION AGREEMENT

         THIS TAX INDEMNIFICATION AGREEMENT, dated as of June 9, 1998, among Workflow Management, Inc., a Delaware corporation ("Workflow Management"), School Specialty, Inc., a Delaware corporation ("School Specialty"), Aztec Technology Partners, Inc., a Delaware corporation ("Aztec") and Navigant International, Inc., a Delaware corporation ("Navigant"). Workflow Graphics, School Specialty, Aztec and Navigant are hereinafter jointly referred to as the "Companies."

                                   WITNESSETH

         WHEREAS, U.S. Office Products Company, a Delaware Corporation ("USOP") and the Companies entered into an agreement dated as of June ___,1998 (the "Tax Allocation Agreement") to allocate the Tax burdens and benefits of transactions which occurred on or prior to the Distribution Date, and to provide for certain other tax matters, including the assignment of responsibility for the preparation and filing of Tax returns and the prosecution and defense of any Tax controversies; and

         WHEREAS, pursuant to Section 10 of the Tax Allocation Agreement, the Companies are jointly and severally liable for and will jointly and severally indemnify, defend and hold USOP harmless from and against any Losses with respect to Taxes that result from or arise in connection with an Adverse Tax Act of any of the Companies or any of their respective Subsidiaries.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Companies (each on its own behalf and on behalf of each of its Subsidiaries) hereby agree as follows:

                                    SECTION 1
                                   Definitions
                                   -----------

As used in this Agreement, the following terms shall have the following meaning:

         "Adverse Company" shall mean a Company that has or whose Subsidiary has committed an Adverse Tax Act.

         "Adverse Tax Act" shall have the meaning assigned to such term in the Tax Allocation Agreement.


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         "Agreement" shall mean this Tax Indemnification Agreement.

         "Aztec" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Companies" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Losses" shall have the meaning assigned to such term in the Tax Allocation Agreement.

         "Market Capitalization" shall have the meaning assigned to such term in the Tax Allocation Agreement.

         "Navigant" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Non-Adverse Company" shall mean a Company that has not and whose Subsidiaries have not committed an Adverse Tax Act.

         "School Specialty" shall have the meaning assigned to such term in the preamble to this Agreement.

         "Subsidiary" shall have the meaning assigned to such term in the Tax Allocation Agreement.

         "Tax" or "Taxes" shall have the meaning assigned to such term in the Tax Allocation Agreement.

         "Tax Allocation Agreement" shall have the meaning assigned to such term in the recitals to this Agreement.

         "USOP" shall have the meaning assigned to such term in the recitals to this Agreement.

         "Workflow Management" shall have the meaning assigned to such term in the preamble to this Agreement.


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                                    SECTION 2
                                 Indemnification
                                 ---------------

         (a) Workflow Management Indemnification. Workflow Management shall be liable for and shall indemnify, defend and hold the Non-Adverse Companies harmless from and against an amount equal to that which each of the Non-Adverse Companies pays to USOP pursuant to Section 10 of the Tax Allocation Agreement as a result of an Adverse Tax Act of Workflow Management or its Subsidiaries.

         (b) School Specialty Indemnification. School Specialty shall be liable for and shall indemnify, defend and hold the Non-Adverse Companies harmless from and against an amount equal to that which each of the Non-Adverse Companies pays to USOP pursuant to Section 10 of the Tax Allocation Agreement as a result of an Adverse Tax Act of School Specialty or its Subsidiaries.

         (c) Aztec Indemnification. Aztec shall be liable for and shall indemnify, defend and hold the Non-Adverse Companies harmless from and against an amount equal to that which each of the Non-Adverse Companies pays to USOP pursuant to Section 10 of the Tax Allocation Agreement as a result of an Adverse Tax Act of Aztec or its Subsidiaries.

         (d) Navigant Indemnification. Navigant shall be liable for and shall indemnify, defend and hold the Non-Adverse Companies harmless from and against an amount equal to that which each of the Non-Adverse Companies pays to USOP pursuant to Section 10 of the Tax Allocation Agreement as a result of an Adverse Tax Act of Navigant or its Subsidiaries.

         (e) Right of Contribution. With respect to any Adverse Tax Act, the Non- Adverse Companies shall have rights and obligations of contribution among themselves to the extent necessary to cause the payments by each Non-Adverse Company to USOP pursuant to Section 10 of the Tax Allocation Agreement as of any date, adjusted for payments received from the Adverse Company under Section 2(a) through 2(d) hereof and for payments made to, or received from, any other Non-Adverse Company under this Section 2(e), to be in proportion to the Non-Adverse Companies' respective Market Capitalizations.

                                    SECTION 3
                               Dispute Resolution
                               ------------------

         Any dispute, controversy or claim between the Companies or any of their respective Subsidiaries arising out of or relating to this Agreement shall be resolved (and costs shall be apportioned) pursuant to the procedures set forth in Article IX of the Distribution Agreement.



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                                    SECTION 4

                      Choice of Law; Successors and Assigns
                      -------------------------------------

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed entirely within such state, without regard to the conflicts of law principles of such state.

         The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Companies and their respective successors and permitted assigns.

                                    SECTION 5
                       Entire Agreement and Modifications
                       ----------------------------------

         This Agreement contains the entire agreement among the Companies with respect to the subject matter hereof and supersedes all prior written Tax Indemnification agreements, memoranda, negotiations and oral understandings, if any, and may not be amended, supplemented or discharged except by performance or by an instrument in writing signed by all of the Companies.

                                    SECTION 6
                                  Counterparts
                                  ------------

         This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the Companies have duly executed this Agreement as of the date first above written.

                                    WORKFLOW MANAGEMENT, INC.

                                    By /s/ Thomas B. D'Agostino
                                    --------------------------------
                                    Name:  Thomas B. D'Agostino
                                    Title: President

                                    SCHOOL SPECIALTY, INC.

                                    By /s/ Daniel Spalding
                                    --------------------------------
                                    Name:  Daniel Spalding
                                    Title: President

                                    AZTEC TECHNOLOGY PARTNERS, INC.

                                    By /s/ James E. Claypoole
                                    --------------------------------
                                    Name:  James E. Claypoole
                                    Title: Chairman
                                           Chief Executive Office

                                    NAVIGANT INTERNATIONAL, INC.

                                    By /s/ Edward S. Adams
                                    --------------------------------
                                    Name:  Edward S. Adams
                                    Title: President



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